The Alkaline Water Company Provides Clarifications to Merger Announcement

SCOTTSDALE, Ariz., September 10, 2019 -- The Alkaline Water Company Inc. (NASDAQ and TSXV: WTER) (the “Company” or “Alkaline”) is, at the request of IIROC and the TSX Venture Exchange (the “TSXV”), providing a few clarifying comments further to its news release of September 9, 2019 announcing the Company’s proposed merger (the “Transaction”) with AQUAhydrate, Inc. (“AQUAhydrate”).

The Nielsen Report dated July 13, 2019 identified the Company and AQUAhydrate as two of the fastest growing premium water brands in the bottled water market which, according to a Zion Market Research report titled “Bottled Water (Still, Carbonated, Flavored and Functional Bottled Water) Market: Global Industry Perspective, Comprehensive Analysis, and Forecast, 2014 – 2020”, is expected to reach $280 billion globally by 2020. The combined social media reach of 74 million followers of the Company, AQUAhydrate, Mark Wahlberg, Sean ‘Diddy’ Combs and Jillian Michaels is based on the combined total followers on the Facebook, Twitter and Instagram pages of each of those parties.

The combined company’s projected revenue of $65 million for FY 2020 on a pro forma basis includes a gross margin of approximately $26 million or 40%.1 A goal of the Company and AQUAhydrate is that the Transaction will deliver shareholder value with clear synergies in operations, R&D, distribution and sales, and may allow the combined company to initiate a more aggressive rollout strategy leveraging both of the Company and AQUAhydrate’s distribution platforms.

The Yucaipa Companies, which will be issued shares of common stock of the Company (each, an “Alkaline Share”) on the closing of the Transaction representing 18.4% of the issued and outstanding Alkaline Shares, is comprised of Yucaipa American Alliance (Parallel) Fund II, LP and Yucaipa American Alliance Fund II, LP.

The Transaction is an arm’s length transaction. There is no financing contemplated and there is no finder’s fee payable by the Company in connection with the Transaction.

Directors and Officers

The Company is also pleased to announce that its fourth nominee for the board of directors (the “Board”) of the combined company following the Transaction is Bruce Leitch.

Mr. Leitch has been a director of The Alkaline Water Company Inc. since September 8, 2016. During the past five years Mr. Leitch has been actively engaged as a management consultant with respect to business development strategies and overseeing the corporate governance requirements for various private companies. The bulk of his time has been spent as the V.P. Corporate Finance and a Director for Citadel LED Lighting Corp., a private company engaged in the importation of innovative LED lighting products with applications in the retail, hospitality, outdoor lighting and commercial buildings and facilities market sectors. Mr. Leitch has extensive experience with consumer products companies, and is well versed in all aspects of branding, marketing, cross marketing through strategic relationships, interacting with advertising agencies to create highly focused and effective sales campaigns, along with being very conversant in wholesale distribution networks, logistics, managing multiple channels of product distribution and supply chain management. Mr. Leitch has extensive experience in the capital markets and the securities industry, having worked for several major financial services institutions as well as having been an officer, director and principal of several public and private companies.

Following the Transaction, it is expected that the Board will consist of four nominees of the Company, being Richard Wright, Aaron Keay, Brian Sudano and Bruce Leitch, who are each current directors of the Company, and three nominees of AQUAhydrate, being Ira Tochner, Matthew Howison and a further nominee to be named at a later date.

About The Alkaline Water Company Inc.
The Alkaline Water Company Inc. (NASDAQ and TSXV: WTER) is a leading producer of premium bottled alkaline drinking water sold under the brand name Alkaline88®. With its innovative, state-of-the-art proprietary electrolysis process, Alkaline produces healthy, all-natural and great-tasting alkaline water for a balanced lifestyle. Founded in 2012, Alkaline is headquartered in Scottsdale, Arizona, and focuses on national distribution and marketing for retail sale of Alkaline88®, one of the fastest-growing premium bottled water brands on the market. To learn more about The Alkaline Water Company, please visit www.thealkalinewaterco.com or connect on Facebook, Twitter, Instagram or LinkedIn.

About Alkaline Water Products
Alkaline88®is a premier 8.8 pH balanced bottled alkaline drinking water enhanced with trace minerals and electrolytes. The product offers consumers the unique opportunity to purchase alkaline water in conveniently packaged 500-milliliter, 700-milliliter, 1-liter, 1.5 -liter, 3-liter and 1-gallon sizes. The Alkaline Water Company Inc. is currently in the midst of a national mass-market expansion program, where the product is already available for consumer sales at a growing number of major retail locations across many parts of the United States. Learn more about the science behind alkaline water by visiting www.thealkalinewaterco.com.

Important Information For Investors And Stockholders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

In connection with the proposed transaction between The Alkaline Water Company Inc. (“Alkaline”) and AQUAhydrate, Inc. (“AQUAhydrate”), Alkaline will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 of Alkaline that will include a joint proxy statement of Alkaline and AQUAhydrate that also constitutes a prospectus of Alkaline, and a definitive joint proxy statement/prospectus will be mailed to stockholders of Alkaline and AQUAhydrate. INVESTORS AND SECURITY HOLDERS OF ALKALINE AND AQUAHYDRATE ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Alkaline through the website maintained by the SEC at http://www.sec.gov.

Certain Information Regarding Participants
Alkaline, AQUAhydrate, and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Alkaline is set forth in its Annual Report on Form 10-K for the year ended March 31, 2019, which was filed with the SEC on July 1, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov.

Notice Regarding Forward-Looking Statements

This news release contains “forward-looking statements.” Statements in this news release that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the following: that the Transaction will be completed on the terms and conditions of the Agreement, or at all; delivery of shareholder value with clear synergies in operations, R&D, distribution, and sales; that the combined company’s expectation is to generate revenue of at least $65 million in fiscal 2020 with a gross margin of approximately $26 million or 40% on a pro forma basis; the strategic and financial benefits of the Transaction to Alkaline, including any benefits related to the high profile board members and investors of AQUAhydrate, the unique positioning of Alkaline and AQUAhydrate in the capital markets following the Closing, attracting institutional investor interest and analyst coverage from across North America and ignite the retail investor community, brand extension, cross selling and potential expanded shelf space, ability to initiate a more aggressive rollout strategy leveraging distribution platforms of Alkaline and AQUAhydrate, retail buyer synergies, production and logistical advantages afforded to AQUAhydrate; the focus on CBD-infused products for upcoming product launches and the statement that Alkaline’s CBD infused health drinks will make Alkaline a strong competitor for the $22 billion category by 2021; the acquisition of AQUAhydrate is an unprecedented opportunity that allows Alkaline to cement itself as a leader in various multi-billion dollar segments which include premium water, functional & wellness, and the CBD market; the belief that post-acquisition, the combined companies will attract a more diverse consumer base, offer product differentiation and innovative brand extensions to become a major independent force in the beverage sector; the business synergies associated with the merger that Alkaline identified will immediately impact and reduce costs associated with operations and allow the combined companies to accelerate their sales channels through cross-promotion of both brands based on their distinct consumer bases and distribution channels; the number and percentage of Alkaline Shares to be owned by certain persons; the combined company’s trailing twelve months revenue in financial periods following the Closing; the satisfaction of the conditions to closing, including AQUAhydrate maintaining endorsements agreements with certain persons, Alkaline and AQUAhydrate receiving the requisite approvals, the number of AQUAhydrate Shares being subject to the exercise of dissent rights, the conversion of preferred stock of AQUAhydrate into AQUAhydrate Shares, and the conversion or termination of all AQUAhydrate’s convertible securities; the capital reorganization of AQUAhydrate; and the constitution of the Board and the appointment of officers of Alkaline following the Closing.

The material assumptions supporting these forward-looking statements include, among others, that the demand for Alkaline’s and AQUAhydrate’s products will continue to significantly grow; that the past production capacity of Alkaline’s and AQUAhydrate’s co-packing facilities can be maintained or increased; that Alkaline will receive all necessary regulatory approvals for the production and sale of CBD infused products; the popularity of AQUAhydrate’s high profile investors and board members will be maintained or continue to grow; that there will be an increase in number of products available for sale to retailers and consumers; that institutional and retail investors and media organizations will be attracted to a pure play water company; that there will be an expansion in geographical areas by national retailers carrying Alkaline’s and AQUAhydrate’s products; that there will be continued expansion into new national and regional grocery retailers; that there will be an expansion into new e-commerce, home delivery, convenience, and healthy food channels; that there will not be interruptions on production of Alkaline’s or AQUAhydrate’s products; that there will not be a recall of products due to unintended contamination or other adverse events relating to Alkaline’s products; and that Alkaline and AQUAhydrate will be able to obtain additional capital to meet Alkaline’s and AQUAhydrate’s growing demand and satisfy the capital expenditure requirements needed to increase production and support sales activity. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, governmental regulations being implemented regarding the production and sale of alkaline water or any other products, including products containing CBD; the fact that consumers may not embrace and purchase any of Alkaline’s CBD infused products; the fact that Alkaline may not be permitted by the FDA or other regulatory authority to market or sell any of its CBD infused products; Alkaline and AQUAhydrate being unable to realize the anticipated synergies from the Transaction; Alkaline or AQUAhydrate not receiving the requisite approvals for the Transaction; the fact that consumers may not embrace and purchase any of Alkaline’s or AQUAhydrate’s infused water products; additional competitors selling alkaline water and enhanced water products in bulk containers, reducing Alkaline’s and AQUAhydrate’s sales; the fact that Alkaline and AQUAhydrate do not own or operate any of their production facilities and that co-packers may not renew current agreements and/or not satisfy increased production quotas; the fact that Alkaline and AQUAhydrate have a limited number of suppliers of its unique bulk bottles; the potential for supply-chain interruption due to factors beyond Alkaline’s and AQUAhydrate’s control; the fact that there may be a recall of products due to unintended contamination; the inherent uncertainties associated with operating as an early-stage company; the inherent uncertainties with mergers, acquisitions and other business combinations; changes in customer demand and the fact that consumers may not embrace enhanced water products as expected or at all; the extent to which Alkaline and AQUAhydrate are successful in gaining new long-term relationships with new retailers and retaining existing relationships with retailers; the unexpected illness or other incapacity of any of AQUAhydrate’s high profile investors subject to endorsement agreements with AQUAhydrate or Alkaline; Alkaline’s and AQUAhydrate’s ability to raise the additional funding that they will need to continue to pursue their business, planned capital expansion and sales activity; competition in the industry in which Alkaline and AQUAhydrate operate; and market conditions. These forward-looking statements are made as of the date of this news release, and Alkaline assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law, including the securities laws of the United States and Canada. Although Alkaline believes that any beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Readers should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the reports and other documents Alkaline files with the SEC, available at www.sec.gov, and on the SEDAR, available at www.sedar.com.

This news release contains future-oriented financial information and financial outlook information (collectively, “FOFI”) about the combined company’s pro forma results of operations, including revenue, all of which are subject to the same assumptions, risk factors, limitations, and qualifications as set forth in the above paragraphs. FOFI contained in this news release was made as of the date of this news release and was provided for the purpose of providing further information about Alkaline’s future business operations. Alkaline and AQUAhydrate disclaim any intention or obligation to update or revise any FOFI contained in this news release, whether as a result of new information, future events or otherwise, except as required by law. Investors are cautioned that the FOFI contained in this news release should not be used for purposes other than for which it is disclosed herein.

Footnotes:

1.        Estimation of pro forma revenues associated with the combined company after the closing of the Transaction are estimates based on previous performance and have been used for illustrative purposes only. AQUAhydrate had gross sales over $15 million in each of 2017 and 2018. The combined company will begin to record AQUAhydrate revenues once the Transaction closes and is expected to add $5 to $7 million of revenues in fiscal 2020. The Company’s forecasted pro forma revenues of $65 million for the combined company is based on its expectation that revenue growth will remain consistent for fiscal year 2020, significant sales growth will continue in Southern California, and significant orders will be received from the national-retailers and east coast grocery chains, which have only recently started selling its products. In addition, the Company assumes that it will continue to be able to add co-packing plants and production capacity to satisfy customer demand. As its sale cycle is an average of 14 days, a slowdown of the growth in any of the areas set forth above during fiscal 2020 or other events could cause actual results to vary materially from this forecast. In addition, sales growth, which may have a significant impact on quarterly and annual revenue, is difficult to predict. Furthermore, AQUAhydrate assumes that it will continue to be able to sell through convenient store channels, recently added mass retailer and drug store chains, and that production and procurement will be able to meet sales projection demands. As its sale cycle is an average of 10 days, a slowdown of the growth in any of the areas set forth above during fiscal 2020 or other events could cause actual results to vary materially from this forecast. In addition, sales growth, which may have a significant impact on quarterly and annual revenue, is difficult to predict.

Contact The Alkaline Water Company Inc.
Richard A. Wright
President and CEO
480-656-2423
investors@thealkalinewaterco.com

Investors

James Gilmore
Investor Relations
480-656-2423
james@alkaline88.com

investors@thealkalinewaterco.com
800-923-1910

Media

Jessica Starman
888-461-2233
jessica@elev8newmedia.com

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.